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INVESTMENT ADVISER AND MANAGER
Cardinal Management Corp.
155 East Broad Street
Columbus, Ohio 43215

DISTRIBUTOR
The Ohio Company
155 East Broad Street
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND PAYING AGENT
Cardinal Management Corp.
215 East Capital Street
Columbus, Ohio 43215

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

LEGAL COUNSEL
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                            ------------------------

This report has been prepared for the information of shareholders of Cardinal Government Securities Trust and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus.

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                                    CARDINAL
                                   GOVERNMENT
                                   SECURITIES
                                     TRUST
                           -------------------------
                                 ANNUAL REPORT
                           -------------------------

                               SEPTEMBER 30, 1995

                                   (LOGO)*()

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

DEAR CARDINAL SHAREHOLDER:

--------------------------------------------------------------------------------

Thank you for your confidence and investment in the Cardinal Family of Funds. We appreciate your support and extend a special welcome to all new shareholders. We are pleased to provide you with our Annual Report for the fiscal year ended September 30, 1995.

Over the past decade, the mutual fund industry has experienced an unprecedented level of growth. Between 1984 and 1995, the number of mutual fund shareholders has increased from approximately 20 million to over 75 million. At The Ohio Company, we believe that this phenomenal growth rate is attributable to the special benefits that mutual funds provide, in particular professional management. A team of professional managers gives every investor access to full-time experts who evaluate economic trends, monitor the markets and select individual securities.

What distinguishes our professional portfolio management team? Talent and experience. The investment professionals responsible for managing the Cardinal Family of Funds possess, on average, more than seventeen years of investment experience. Collectively, our team of portfolio managers have guided assets through bull markets, bear markets and uncertain markets. While each has a specialized role, our team works together toward one primary goal: To attain superior investment results according to each fund's investment objective.

We remain committed to providing you with outstanding investment performance and top quality shareholder services. We look forward to meeting your investment needs in the years to come and welcome your comments and suggestions.

Sincerely,

       H. Keith Allen             Frank W. Siegel, CFA
       Chairman                       President

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We are pleased to present our September 30, 1995 Annual Report which includes audited financial statements as well as the portfolio of investments.

Capital markets during the past 12 months have performed in a much better fashion than in 1994. You will remember that the Federal Reserve was very concerned in 1994 about the inflationary trends inherent in an expanding economy, so they boosted short-term rates on five different occasions.

Apparently this action was effective. The economy slowed and the Consumer Price Index (CPI) as of September, 1995 was up only 2.5% for the preceding twelve months. The Fed lowered the federal funds target rate a quarter of 1% in July, and it is thought, by many, that we will see additional decreases before year end. We tend to believe the Fed will again shift its focus to inflation concerns. The economic data we have seen since July, i.e., industrial production, new and existing home sales, gross domestic product, etc., has been surprising on the upside and, in truth, this performance may be much stronger on the surface than underneath. But we think the Fed will wait to make sure.

Those looking for Fed easing also believe that enactment of deficit reduction by the Congress will favorably impress the Fed governors. The proposed budget plan, however, defers 70% of the approximately $900 billion spending cuts until after the turn of the century. We're reminded of the Gramm-Rudman deals of the 1980s which failed completely to deliver promises in the future. We find it difficult to believe the Fed would lower current interest rates as a vote of confidence for what may or may not happen in the future.

For the year ending September 30, the yield on your trust was 4.98% up from 2.84% the previous year, and the assets grew by 21% from $367 million to $445 million.

The portfolio is composed of roughly 35% U.S. Treasury bills and 65% Repurchase Agreements fully collaterized by U.S. Treasury and United States government agency securities. The average maturity of the portfolio remains in the 25-30 day range due to a relatively flat yield curve with little reward for extending maturities.

You are part of a shareholder group that now numbers over 40,000. We value your confidence and support and will continue to work hard to meet the Fund's objectives.

       H. Keith Allen
       Chairman

As portfolio manager for Cardinal Government Securities Trust, Hannibal L. Godwin is primarily responsible for the day-to-day management of the Trust's portfolio. Mr. Godwin has 28 years of investment management experience and has been the portfolio manager for Cardinal Government Securities Trust since its inception in 1980.
                                      Frank W. Siegel   Hannibal L. Godwin
                                      President         Vice President

CARDINAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

                                                                           MATURITY      PRINCIPAL       VALUE
                              SECURITIES                                     DATE         AMOUNT       (NOTE 1)
-----------------------------------------------------------------------    ---------     ---------     ---------
DIRECT U.S. GOVERNMENT OBLIGATIONS 34.50%
U.S. Treasury Bills....................................................     10/19/95     $  40,000     $  39,894
U.S. Treasury Bills....................................................     11/02/95        20,000        19,904
U.S. Treasury Bills....................................................     11/16/95        20,000        19,864
U.S. Treasury Bills....................................................     12/07/95        35,000        34,660
U.S. Treasury Bills....................................................     01/18/96        20,000        19,687
U.S. Treasury Bills....................................................     02/08/96        20,000        19,625
                                                                                         ---------     ---------
      TOTAL DIRECT U.S. GOVERNMENT OBLIGATIONS.........................                    155,000       153,634
                                                                                         ---------     ---------
REPURCHASE AGREEMENTS, FULLY COLLATERALIZED BY U.S. GOVERNMENT AND
  FEDERAL AGENCY OBLIGATIONS 65.90%
Smith Barney Shearson, 5.80%, dated 9/25/95............................     10/02/95        80,000        80,000
Paine Webber Inc., 5.80%, dated 9/25/95................................     10/02/95        93,000        93,000
Merrill Lynch Securities, 6.35%, dated 9/29/95.........................     10/02/95        39,000        39,000
Fifth Third Bank, 6.25%, dated 9/29/95.................................     10/02/95         6,500         6,500
Fifth Third Bank, 5.75%, dated 9/26/95.................................     10/03/95        75,000        75,000
                                                                                         ---------     ---------
      TOTAL REPURCHASE AGREEMENTS......................................                    293,500       293,500
                                                                                         ---------     ---------
      TOTAL INVESTMENTS AT AMORTIZED COST 100.40%......................                  $ 448,500     $ 447,134
                                                                                          ========      ========

Cost also represents cost for Federal income tax purposes.

See accompanying notes to financial statements.

CARDINAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

ASSETS
Investments in securities at amortized cost......................................    $ 447,134
Cash.............................................................................          401
Interest receivable..............................................................          291
Other assets.....................................................................          314
                                                                                     ---------
            Total assets.........................................................      448,140
                                                                                     ---------
LIABILITIES
Payable for Trust shares redeemed................................................        2,360
Payable for shareholder distributions............................................           26
Accrued investment management, accounting and transfer agent fees (note 2).......          274
Other accrued expenses...........................................................          106
                                                                                     ---------
            Total liabilities....................................................        2,766
                                                                                     ---------
COMMITMENTS AND CONTINGENCIES (NOTE 3)
NET ASSETS -- applicable to 445,373,567 outstanding $.01 par value shares of
  beneficial interest (unlimited number of shares authorized)....................    $ 445,374
                                                                                     =========
NET ASSET VALUE PER SHARE........................................................        $1.00
                                                                                     =========

See accompanying notes to financial statements.

CARDINAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
Interest.............................................................                $ 23,311
                                                                                     --------
EXPENSES:
Investment management fees (note 2)..................................                   2,032
Transfer agent fees and expenses (note 2)............................                     842
Accounting fees (note 2).............................................                      53
                                                                                     --------
          Total affiliated expenses..................................                   2,927
                                                                                     --------
Custodian fees.......................................................                      34
Professional fees....................................................                      90
Reports to shareholders..............................................                      65
Trustees' fees.......................................................                      25
Registration fees....................................................                       9
Other expenses.......................................................                     151
                                                                                     --------
          Total non-affiliated expenses..............................                     374
                                                                                     --------
          Total expenses.............................................                   3,301
                                                                                     --------
          Net increase in net assets from operations.................                $ 20,010
                                                                                     ========

See accompanying notes to financial statements.

CARDINAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                                       1995             1994
                                                                    -----------     ------------
FROM OPERATIONS:
Net investment income...........................................    $    20,010     $     11,615
Net realized loss from security transactions....................              0           (1,463)
                                                                    -----------     ------------
     Net increase in net assets from operations.................         20,010           10,152
                                                                    -----------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders.............................        (20,010)         (11,303)
                                                                    -----------     ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 4):
Proceeds from sale of shares....................................      1,052,266          987,709
Reinvestment of distributions to shareholders...................         19,567           11,027
Cost of shares redeemed.........................................       (993,975)      (1,033,978)
                                                                    -----------     ------------
     Increase (decrease) in net assets derived from capital
       share transactions.......................................         77,858          (35,242)
                                                                    -----------     ------------
FROM CAPITAL CONTRIBUTIONS (NOTE 2):
Capital contributed by Cardinal Management Corp.................              0            1,151
                                                                    -----------     ------------
     Net increase (decrease) in net assets......................         77,858          (35,242)
NET ASSETS -- beginning of period...............................        367,516          402,758
                                                                    -----------     ------------
NET ASSETS -- end of period.....................................    $   445,374     $    367,516
                                                                     ==========     ============

See accompanying notes to financial statements.

CARDINAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

(1) -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cardinal Government Securities Trust (the Trust) is a diversified, open-end investment company created under the laws of Pennsylvania by a Declaration of Trust dated March 21, 1980 and is registered under the Investment Company Act of 1940. According to the terms of the Declaration of Trust, Trust investments must be obligations (or collateralized by obligations) of the U.S. Government or agencies thereof. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Security Valuation -- Securities are valued at amortized cost which approximates fair value (premiums and discounts are amortized on a straight-line basis). The use of this method requires the Trust to maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only securities having a remaining maturity of thirteen months or less.

Security Transactions and Investment Income -- Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. It is the Trust's policy for its Custodian or a third-party bank to take possession of all securities pledged as collateral for repurchase agreements and monitor the market value of the collateral to ensure that it remains sufficient to cover the repurchase agreements.

Federal Income Taxes -- No provision has been made for Federal taxes on the Trust's income, since it is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income and capital gains within the required time to relieve it from all, or substantially all, Federal income taxes.

Dividends to Shareholders -- Dividends are declared and accrued daily and (for those shareholders not electing cash distribution of dividends) automatically reinvested monthly in additional shares from the sum of net investment income and net realized short-term gains.

(2) -- TRANSACTIONS WITH AFFILIATES

As investment manager for the Trust, Cardinal Management Corp. (CMC), an affiliated company, is allowed an annual fee of 0.5% of the average daily net assets of the Trust. CMC has agreed that if the aggregate expenses of the Trust, as defined, for any fiscal year exceed the expense limitation of any state having jurisdiction over the Trust, CMC will refund to the Trust, or otherwise bear, such excess. This limitation did not affect the calculation of the management fee during the year ended September 30, 1995.

CMC also serves the Trust as transfer agent and fund accountant. Transfer agent service fees are based on a monthly charge per shareholder account plus out-of-pocket expenses. Accounting service fees are based on the monthly average net assets of the Trust. For the year ended September 30, 1995 the Trust paid or accrued $842,187 and $53,283 for transfer agent and fund accounting services, respectively.

To offset capital losses incurred by the Trust, CMC contributed $1,151,186 to the Trust during the year ended September 30, 1994. The amount contributed was equal to the investment management, transfer agent service and the fund accounting fees for the period from May 1, 1994 through September 30, 1994.

                                                                     (continued)

CARDINAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

The Ohio Company, sole shareholder of CMC, serves as the Trust's distributor and, in connection therewith receives purchase orders and redemption requests relating to Trust shares. During the year ended September 30, 1995 the Trust incurred no expenses related to the distribution of its shares.

(3) -- COMMITMENTS AND CONTINGENCIES

The Trust has an available $6,000,000 line of credit with its custodian, Fifth Third Bank, which was unused at September 30, 1995. When used, borrowings under this arrangement are secured by portfolio securities and can be used only for short term needs of the Trust. No compensating balances are required and the arrangement bears an interest rate of 106% of the custodian's prime lending rate.

Fidelity Bond and Errors and Omissions insurance coverage for the Trust and its officers and trustees has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. Included in other assets of the Trust is a deposit of $87,459 for the initial capital of ICI Mutual. The Trust is also committed to provide $262,377 should ICI Mutual experience the need for additional capital contributions.

Included in other assets is a $175,000 certificate of deposit which collateralizes a standby letter of credit in connection with the Trust's participation in ICI Mutual. This amount is not available for investment.

(4) -- CAPITAL STOCK

At September 30, 1995, there were an unlimited number of $.01 par value shares of capital stock and the capital amounts were as follows:

Paid in capital..................................................................    $446,524,753
Accumulated net realized loss on investments.....................................      (1,463,438)
Undistributed net investment income..............................................         312,252
                                                                                     ------------
Net assets.......................................................................    $445,373,567
                                                                                     =============

Transactions in capital stock were as follows:

                                                                              YEARS ENDED
                                                                             SEPTEMBER 30,
                                                                    --------------------------------
                                                                        1995               1994
                                                                    -------------     --------------
Shares sold.....................................................    1,052,265,662        987,708,658
Shares issued in connection with reinvestment of distributions
  to shareholders...............................................       19,567,048         11,026,622
                                                                    -------------     --------------
                                                                    1,071,832,710        998,735,280
Shares repurchased..............................................     (993,975,623)    (1,033,976,922)
                                                                    -------------     --------------
Net increase (decrease).........................................       77,857,087        (35,241,642)
Shares outstanding:
Beginning of period.............................................      367,516,480        402,758,122
                                                                    -------------     --------------
End of period...................................................      445,373,567        367,516,480
                                                                    =============     ==============

(5) -- SUBSEQUENT EVENT

On November 13, 1995 the Board of Trustees approved an Agreement and Plan of Reorganization and Liquidation between the Trust and The Cardinal Group ("TCG"). The plan calls for the transfer of all assets and liabilities of the Trust to a series of TCG with the same basic investment objectives and restrictions. The Trustees have determined that this action is in the best interests of the shareholders of the Trust and TCG. Shareholder approval will be sought and is needed to ratify the transaction.

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for each share of capital stock outstanding throughout each period:

                                                                             YEARS ENDED SEPTEMBER 30,
                                                         -----------------------------------------------------------------
                                                           1995          1994          1993          1992          1991
                                                         ---------     ---------     ---------     ---------     ---------
Net Asset Value, beginning.............................  $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                         ---------     ---------     ---------     ---------     ---------
Income from investment operations:
  Net investment income................................       0.05          0.03          0.02          0.04          0.06
Less distributions:
  Dividends............................................      (0.05)        (0.03)        (0.02)        (0.04)        (0.06)
                                                         ---------     ---------     ---------     ---------     ---------
Net Asset Value, ending................................  $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                          ========      ========      ========      ========      ========
Ratios/Supplemental Data:
Total return*..........................................       4.98%         2.84%         2.41%         3.58%         6.20%
                                                          ========      ========      ========      ========      ========
Net assets, ending (000)...............................  $ 445,374     $ 367,516     $ 402,758     $ 472,521     $ 567,841
                                                          ========      ========      ========      ========      ========
Ratio of expenses to average net assets................       0.81%         0.85%         0.79%         0.76%         0.72%
                                                          ========      ========      ========      ========      ========
Ratio of net investment income to average net assets...       4.92%         2.94%         2.38%         3.52%         6.03%
                                                          ========      ========      ========      ========      ========

* Without the capital contribution discussed in note 2, the 1994 total return would have been 2.55%.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Cardinal Government Securities Trust:

We have audited the accompanying statement of assets and liabilities of Cardinal Government Securities Trust (the Trust), including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1995, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cardinal Government Securities Trust as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP
Columbus, Ohio
November 17, 1995

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                             THE CARDINAL FUND INC.
                      CARDINAL GOVERNMENT SECURITIES TRUST
                        CARDINAL TAX EXEMPT MONEY TRUST
                      CARDINAL GOVERNMENT OBLIGATIONS FUND
                             CARDINAL BALANCED FUND
                        CARDINAL AGGRESSIVE GROWTH FUND

                    155 E. Broad St.    Columbus, Ohio 43215

            New Accounts and                                     Toll-free Lines
            General Information:                                 In Ohio 800-282-9446
            (614) 464-5511                                       Outside Ohio 800-848-7734